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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   -----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                 Date of earliest event reported: July 5, 2005,

                                    QLT INC.
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               (Exact Name of Registrant as Specified in Charter)


  British Columbia, Canada              000-17082                  N/A
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(State or Other Jurisdiction          (Commission            (I.R.S. Employer
     of Incorporation)                File Number)          Identification No.)


             887 Great Northern Way, Vancouver, B.C. Canada, V5T 4T5
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               (Address of Principal Executive Offices) (Zip Code)


                                 (604) 707-7000
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              (Registrant's telephone number, including area code)


                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01   OTHER EVENTS


          On July 5, 2005, QLT Inc. ("QLT") issued a press release announcing that by mutual agreement it will acquire all rights to Aczone gel for the treatment of inflammatory and non-inflammatory acne, ending its Collaboration, Licensing and Supply Agreement partnership with Astellas US LLC ("Astellas"). The Collaboration, Licensing and Supply Agreement ended at no additional cost to QLT.

          The full text of the press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.



Number            Description
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99.1       Press Release issued by QLT Inc. on July 5, 2005.



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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     QLT INC.
                                     (Registrant)


                                     By:   /s/ Paul J. Hastings
                                           -------------------------------------
                                           Paul J. Hastings
                                           President and Chief Executive Officer


Dated: July 5, 2005



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                                                                    EXHIBIT 99.1



                                (see following)